UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2007

___________________________________________________________

QMED, INC.

(Exact Name of Registrant as Specified in Charter)

___________________________________________________________

Delaware	0-11411	22-2468665
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

25 Christopher Way
Eatontown, New Jersey 07724
(Address of Principal Executive Offices) (Zip Code)

(732) 544-5544
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On November 2, 2007, QMed, Inc. (the “Company”) announced that Lucia Quinn and John Zanotti have resigned from the Board of Directors of the Company, effective as of November 2, 2007. Both individuals served on the Compensation Committee of the Board.

Item 8.01	Other Events.

On November 2, 2007, Company issued a press release. In this press release, the Company announced that it has been unable to raise adequate capital to support both its operational needs and statutory reserve requirements related to its business and certain of its subsidiaries, and that, as a result, it will be limiting or disengaging from Special Needs Plan related activity in South Dakota and it will be working to transition or conclude involvement in its New Jersey Special Needs Plan. Additionally, the Company announced that it is investigating strategic alternatives to maximize the value of its other businesses, which may include selling various assets. The Company also stated that there can be no assurances that the Company will be able to maintain its other businesses, or will be able to sell assets at amounts, which would be greater than its liabilities. The Company further announced that it is exploring seeking protection under the federal bankruptcy laws. The foregoing press release is furnished as Exhibit 99.1 to this Form 8-K.

On November 6, 2007, Company issued another press release. In this press release, the Company announced that it has determined to significantly reduce its work force in connection with the programs or areas which are being eliminated or reduced, in light of the Company not obtaining additional capital. In that regard, the Company has reduced its employee base from over ninety (90) to approximately thirty (30). The foregoing press release is furnished as Exhibit 99.2 to this Form 8-K.

All information furnished pursuant to this Item 8.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits
99.1	QMed, Inc. Press Release dated November 2, 2007 (announcement of Board resignations, update on Special Needs Plan, and announcement of investigation of strategic alternatives).

99.2	QMed, Inc. Press Release dated November 6, 2007 (announcement of termination of employees).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QMED, INC.

By: /s/ William T. Schmitt, Jr.

William T. Schmitt, Jr.

Senior Vice President, Treasurer

& Chief Financial Officer

Date:	November 6, 2007